UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)   A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

HAMLIN HIGH DIVIDEND EQUITY FUND

Annual Report	December 31, 2023

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year or as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-855-HHD-FUND and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND December 31, 2023 (Unaudited)

Dear Shareholders:

PERFORMANCE & PORTFOLIO CHANGES

The Hamlin High Dividend Equity Fund institutional class returned 9.46% in the fourth quarter of 2023, lagging the S&P 500’s 11.69% increase and in line with the Russell 1000 Value Index’s 9.50% and Dow Jones U.S. Select Dividend’s 10.17% return. In 2023, the Hamlin High Dividend Equity Fund’s 13.67% return compares favorably the Russell 1000 Value Index’s 11.46% increase and was well ahead of the Dow Jones U.S. Select Dividend Index’s 1.53% return. We attribute this favorable outcome to our lower Regional Bank and Utility sector exposure and strong company-specific execution from our eclectic, concentrated holdings. Our lag relative to the S&P 500 Index’s impressive 26.29% return reflects that index’s 28% weighting in the so-called “Magnificent Seven” low/no-dividend tech stocks to which we have no exposure. Those stocks jumped over 100% on average in 2023.1

Within the portfolio, relative sector contributors to performance this quarter were Real Estate, Consumer Discretionary, and Materials. Relative sector detractors were Industrials, Energy, and Consumer Staples. The largest individual stock performance contributors were Broadcom Inc., Lamar Advertising Company, M.D.C. Holdings Inc., Ares Management Corporation, and Target Corporation. The weakest performers were Genuine Parts Company, ConocoPhillips, Enterprise Products Partners L.P., Unilever PLC ADR, and Comcast Corporation. There were no purchases or sales during the quarter.

Twenty-five of Hamlin’s twenty-six year end holdings increased their dividends in 2023, with an average increase of 8.6%. This welcome action validates our research analysis and increases portfolio cash flow. Corporate boards generally announce dividend increases only when they envision strong cash flow growth in the future. While past performance does not predict future results, we note that our current portfolio holdings have increased their dividends at a 11.8% compound annual rate over the last three years.

[1]	AAPL (+49% in 2023), MSFT (+58%), AMZN (+81%), NVDA (+239%), GOOGL (+58%), META (+194%), and TSLA (+102%) represented 27.94% of the S&P 500 Index as of 12/31/2023. Source. Bloomberg.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND December 31, 2023 (Unaudited)

MARKET OUTLOOK

This time last year, your Hamlin equity team was wondering what could confound the pundits’ predictions for earnings and stock market weakness in 2023. Knowing that markets rarely accommodate consensus thinking, we are wondering what could go wrong in 2024 given double digit earnings growth forecasts, market expectations for sharply lower Federal Funds, and constructive investor sentiment.2

Slowing inflation may remove last year’s pricing tailwind for revenue growth, and stocks have done little on average in the January through October periods of election years. The inverted yield curve continues to predict recession as the economy digests recent interest rate hikes and on-going quantitative tightening. Stocks have done fine during prior inversions… until they didn’t. 10-year Treasury yields have been below 3-month Treasury Bill yields for 14 months.3 The curve was inverted for 19 months entering 2008, and stocks gained 25% during the first 15 months of that episode.4 At 19.6x bottoms-up consensus earnings estimates for 2024, valuation is less than compelling relative to an average 15.8x NTM PE multiple over the last twenty years.5

While concerned about these equity market headwinds, we know that we cannot predict market cycles. Meanwhile, Covid-related dynamics could portend a shallow recession or even a slow-down to “Goldilocks” growth. We sense that some of our management teams might be reluctant to reduce headcount, having felt the pinch of labor shortages as the Pandemic receded. Similarly, policy makers’ reaction to the

[2]

The CBOE Volatility Index (VIX), a popular measure of the stock market’s expectation of volatility based on S&P 500 Index options activity and often regarded a contrarian indicator, closed 2023 at 12.45. This level is 30% below its 10-year average and at the low end of its 9.14 – 82.69 range over that period. Source: Factset. As of 12/31/2023, 90% of stocks in the S&P 1500 were above their 50-day moving average, a level where the markets have paused or headed lower. Source: The Daily Shot, S&P & CRSP.

[3]	The 3-month T-Bill yield has yielded higher than the 10-year T-Note since 11/2/2022. Source: Factset.
[4]	The 10-year T-Note yield was below the Federal Funds Effective rate from 7/3/2006 – 1/22/2008. The S&P 500 Index rose 25.20% from the start of the inversion through 10/9/2007.
[5]

As of 12/31/2023, the S&P 500 Index traded at 4,769.83 and the 2024 consensus EPS estimate was $243.51. Average 20-year NTM PE measured daily from 12/31/2003 – 12/31/2023. We note that the equal weighted NTM PE sits at a more attractive 16.1x. Source: Factset. NTM PE, or next twelve-month price to earnings, is a ratio that measures analyst expectations for earnings per share over the next year to the current stock price.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND December 31, 2023 (Unaudited)

sharp Covid recession drove consumer net worth well above trend line. While most stimulus checks were spent and the savings rate is low, money market fund balances are $1 trillion above 2019 levels. The aggregate value of securities accounts and homes has soared to $155.7 trillion. With income growth exceeding CPI and with strong balance sheets, consumers can continue to spend.

There are other stock market tailwinds. Declining inflation has historically been good for stocks. The inflation trend is friendly as lower rents will impact the CPI with a lag, and a lower “quit rate” should restrain wage growth. Earnings began to grow again in the recent two quarters, despite a drag from shrinking materials and energy sector profits. Stocks may have room to run should they celebrate a Fed Pivot to the same degree as they have in the past.6 Looking beyond 2024, we believe that discount rates should remain elevated for the foreseeable future. Fed Funds have likely peaked for the cycle, but we think ZIRP is over.7 Moreover, the equity risk premium may have increased. We expect margin volatility. Deglobalization and onshoring of supply chains should be costly, price increases will be harder to come by, and populist polices such as Modern Monetary Theory may also render the economic cycle inherently more volatile. This dynamic may support value-oriented equities at a time when the gap between Value and Growth performance and valuation is historically stretched.

We remain excited about our companies’ long-term revenue growth prospects driven by product cycles and market share gain opportunities, and we expect earnings growth for our twenty-six holdings in 2024. While our conversations with company management teams generally focus on through-the-cycle earnings power, purchases reflect our best assessment of earnings risk in a downturn. We are equally excited about several watchlist companies that meet Hamlin criteria and trade more cheaply than the broader market. We are comforted to own quality businesses with an average net debt-to-capital ratio of 37.3% and median 25.5% return on equity. Valuation remains attractive with a 15.9x average PE multiple and a generous 3.4% current dividend yield.

[6]

The S&P 500 Index has increased 16.35% on average between the last rate hike and first rate cut in the past 5 rate cycles. As of 12/31/23, the S&P 500 has increased 5.12% since the last rate hike in July of 2023.

[7]	Acronym for Zero Interest Rate Policy under which the Federal Reserve generally kept interest rates pinned to the floor for more than a decade.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND December 31, 2023 (Unaudited)

We remind you that we are not managing your account to track or beat the S&P 500 Index. We don’t select securities to align your portfolio with any index’s sector weightings or holdings. Our goal is to construct a quality portfolio with high current income. We strive to help our institutions and individual clients meet their spending objectives. We aim to preserve financial security and lifestyles by protecting against inflation with future dividend increases and long-term capital appreciation.

Finally, Hamlin remains contrarily bullish on the interest rate environment. Fed Funds at 5% means that retirees can earn a decent return on risk-free CD’s; policy makers have rates to cut one day in the future; and the end of the free money era might foster a more rational capacity and pricing environment for surviving businesses.

While our conversations with company management teams generally focus on through-the-cycle earnings power, we are trying to estimate earnings in both the soft landing and recessionary scenarios. We remain excited about our companies’ revenue growth prospects driven by product cycles and market share gain opportunities. While optimistic about our holdings’ prospects and valuations, choppiness and even an undercut of October 2022 lows at some point would not surprise us. In an uncertain environment, we are comforted to own quality businesses with an average net debt-to-capital ratio of 35.9%, median 25.1% return on equity, and weighted average 15.5x forward P/E multiple.4 We remind you that we are not managing the fund to track or beat the S&P 500 Index. We don’t select securities to align your portfolio with any index’s sector weightings or holdings. Our goal is to construct a quality portfolio with high current income. We strive to help our institutions and individual clients meet their spending objectives, preserve financial security and lifestyles by protecting against inflation with future dividend increases and long-term capital appreciation.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND December 31, 2023 (Unaudited)

There is no guarantee that companies will declare dividends or if declared, that they will remain at current levels or increase over time. Companies may reduce or eliminate dividends at any time. There is no guarantee that the Fund will achieve or maintain its investment strategy.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Portfolio will achieve its stated objectives. Bond and bond funds will decrease in values as interest rates rise. A company may reduce or eliminate its dividend, causing losses to the fund. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular. Please consult your tax/financial advisor for further information.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND December 31, 2023 (Unaudited)

Definition of Comparative Indices

The S&P 500 Index is a market-value weighted index consisting of 500 common stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Lipper Equity Income Fund Index consists of funds that seek relatively high current income and growth of income through investing 65% or more of their portfolio.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity Universe. It includes those Russell 1000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years).

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023 (Unaudited)

GROWTH OF A $100,000 INVESTMENT

† The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

*If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND December 31, 2023

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.0%

	Shares	Value

Communication Services — 4.9%
Comcast, Cl A	976,237	$42,807,992
Interpublic Group	490,628	16,014,098

		58,822,090

Consumer Discretionary — 8.2%
Genuine Parts	166,556	23,068,006
Home Depot	126,766	43,930,757
MDC Holdings	585,723	32,361,196

		99,359,959

Consumer Staples — 13.7%
Keurig Dr Pepper	1,181,700	39,374,244
Procter & Gamble	339,535	49,755,459
Target	245,888	35,019,369
Unilever ADR	863,444	41,859,765

		166,008,837

Energy — 9.2%
ConocoPhillips	492,280	57,138,940
Enterprise Products Partners (A)	2,057,469	54,214,308

		111,353,248

Financials — 17.6%
Ares Management, Cl A	492,292	58,543,365
CME Group, Cl A	245,277	51,655,336
Morgan Stanley	521,412	48,621,669

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND December 31, 2023

COMMON STOCK — continued

	Shares	Value

Financials— continued
Old Republic International	1,832,747	$53,882,762

		212,703,132

Health Care — 8.4%
AbbVie	357,474	55,397,746
Johnson & Johnson	298,708	46,819,492

		102,217,238

Industrials — 18.0%
Cummins	182,676	43,763,689
Paychex	337,658	40,218,444
Snap-on	167,576	48,402,652
United Parcel Service, Cl B	246,193	38,708,926
Watsco	110,964	47,544,745

		218,638,456

Information Technology — 10.8%
Broadcom	77,831	86,878,854
Texas Instruments	256,022	43,641,510

		130,520,364

Real Estate — 4.4%
Lamar Advertising, Cl A ‡	500,448	53,187,613

Utilities — 3.8%
Public Service Enterprise Group	760,936	46,531,236

TOTAL COMMON STOCK (Cost $854,864,917)		1,199,342,173

SHORT-TERM INVESTMENT — 0.9%

FIRST AMERICAN GOVERNMENT OBLIGATIONS FUND - CL X, 5.299% (B) (Cost $11,215,095)	11,215,095	11,215,095

TOTAL INVESTMENTS— 99.9% (Cost $866,080,012)		$1,210,557,268

Percentages are based on Net Assets of $1,212,060,547.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND December 31, 2023

‡   Real Estate Investment Trust

(A)  Securities considered Master Limited Partnership. At December 31, 2023, these securities amounted to $54,214,308 or 4.5% of net assets.

(B)  Rate shown is the 7-day effective yield as of December 31, 2023.

ADR — American Depositary Receipt

Cl — Class

As of December 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $866,080,012)	$ 1,210,557,268
Dividends Receivable	1,499,326
Receivable for Capital Shares Sold	1,388,244
Reclaim Receivable	126,410
Prepaid Expenses	54,731

Total Assets	1,213,625,979

Liabilities:
Payable due to Adviser	747,596
Payable for Capital Shares Redeemed	638,182
Payable due to Administrator	78,675
Distribution Fees Payable (Investor Class Shares)	2,737
Chief Compliance Officer Fees Payable	1,980
Payable due to Trustees	38
Other Accrued Expenses and Other Payables	96,224

Total Liabilities	1,565,432

Commitments and Contingencies†
Net Assets	$ 1,212,060,547

Net Assets Consist of:
Paid-in Capital	$ 872,067,582
Total Distributable Earnings	339,992,965

Net Assets	$1,212,060,547

Outstanding Shares of Beneficial Interest Institutional Class Shares (unlimited authorization — no par value)	38,969,879

Outstanding Shares of Beneficial Interest Investor Class Shares (unlimited authorization — no par value)	497,577

Net Asset Value, Offering and Redemption Price Per Share* Institutional Class Shares ($1,196,754,144 ÷ 38,969,879 shares)	$30.71

Net Asset Value, Offering and Redemption Price Per Share* Investor Class Shares ($15,306,403 ÷ 497,577 shares)	$30.76

†	See Note 5 in the Notes to Financial Statements.
*	Redemption price per share may vary depending on the length of time Shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND FOR THE YEAR ENDED DECEMBER 31, 2023

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$34,407,251
Dividends from Master Limited Partnerships	3,953,025
Less: Return of Capital Distributions	(3,953,025)

Total Investment Income	34,407,251

Expenses:
Investment Advisory Fees	9,406,145
Administration Fees	892,421
Distribution Fees (Investor Class Shares)	34,842
Trustees’ Fees	24,757
Shareholder Servicing Fees (Investor Class Shares)	6,969
Chief Compliance Officer Fees	5,839
Transfer Agent Fees	106,407
Registration and Filing Fees	80,365
Legal Fees	54,522
Custodian Fees	47,039
Printing Fees	33,000
Audit Fees	26,488
Other Expenses	29,089

Total Expenses	10,747,883

Less:
Waiver of Investment Advisory Fees	(1,299,667)

Net Expenses	9,448,216

Net Investment Income	24,959,035

Net Realized Loss on Investments	(1,065,598)
Net Change in Unrealized Appreciation on Investments	121,742,615

Net Realized and Unrealized Gain on Investments	120,677,017

Net Increase in Net Assets Resulting from Operations	$145,636,052

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations:
Net Investment Income	$24,959,035	$21,623,495
Net Realized Gain (Loss) on Investments	(1,065,598)	17,421,265
Net Change in Unrealized Appreciation (Depreciation) on
Investments	121,742,615	(56,090,346)

Net Increase (Decrease) in Net Assets Resulting From Operations	145,636,052	(17,045,586)

Distribution of Income:
Institutional Class Shares	(24,041,333)	(39,286,436)
Investor Class Shares	(265,338)	(472,184)
Return of Capital:
Institutional Class Shares	(1,061,130)	(967,831)
Investor Class Shares	(11,711)	(11,405)

Total Distributions	(25,379,512)	(40,737,856)

Capital Share Transactions:(1)
Institutional Class Shares:
Issued	230,513,619	418,310,270
Reinvestment of Distributions	22,898,232	37,653,179
Redeemed	(181,076,904)	(189,012,955)

Increase in Net Assets From Institutional Class Shares Transactions	72,334,947	266,950,494

Investor Class Shares:
Issued	4,111,214	5,101,531
Reinvestment of Distributions	276,585	482,094
Redeemed	(3,409,254)	(4,198,520)

Increase in Net Assets From Investor Class Shares Transactions	978,545	1,385,105

Net Increase in Net Assets From Share Transactions	73,313,492	268,335,599

Total Increase in Net Assets	193,570,032	210,552,157

Net Assets:
Beginning of Year	1,018,490,515	807,938,358

End of Year	$1,212,060,547	$1,018,490,515

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts	designated as “-“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND

FINANCIAL HIGHLIGHTS
		Selected Per Share Data & Ratios
		For a Share Outstanding Throughout The Year

	Years Ended December 31,
Institutional Class Shares	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$27.61	$29.85	$23.79	$23.56	$19.84

Income (Loss) from Investment Operations:
Net Investment Income*	0.65	0.70	0.69	0.62	0.62
Net Realized and Unrealized Gain (Loss)	3.10	(1.76)	6.68	0.39	3.77

Total from Investment Operations	3.75	(1.06)	7.37	1.01	4.39

Dividends and Distributions:
Net Investment Income	(0.62)	(0.64)	(0.67)	(0.60)	(0.64)
Net Realized Gains	—	(0.51)	(0.62)	—	—
Return of Capital	(0.03)	(0.03)	(0.02)	(0.18)	(0.03)

Total Dividends and Distributions	(0.65)	(1.18)	(1.31)	(0.78)	(0.67)

Net Asset Value, End of Year	$30.71	$27.61	$29.85	$23.79	$23.56

Total Return†	13.67%	(3.45)%	31.26%	4.68%	22.26%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,196,754	$1,005,657	$795,408	$605,030	$798,994
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.97%	0.98%	1.00%	1.01%	1.03%
Ratio of Net Investment Income to Average Net Assets	2.26%	2.49%	2.49%	2.92%	2.78%
Portfolio Turnover Rate	15%	27%	31%	88%	21%

*	Per share calculations were performed using average shares for the period.
†

Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year

	Years Ended December 31,
Investor Class Shares	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$27.66	$29.90	$23.83	$23.60	$19.88

Income (Loss) from Investment Operations:
Net Investment Income*	0.56	0.60	0.60	0.54	0.55
Net Realized and Unrealized Gain (Loss)	3.11	(1.75)	6.70	0.40	3.76

Total from Investment Operations	3.67	(1.15)	7.30	0.94	4.31

Dividends and Distributions:
Net Investment Income	(0.55)	(0.55)	(0.59)	(0.54)	(0.56)
Net Realized Gains	—	(0.51)	(0.62)	—	—
Return of Capital	(0.02)	(0.03)	(0.02)	(0.17)	(0.03)

Total Dividends and Distributions	(0.57)	(1.09)	(1.23)	(0.71)	(0.59)

Net Asset Value, End of Year	$30.76	$27.66	$29.90	$23.83	$23.60

Total Return†	13.33%	(3.75)%	30.88%	4.36%	21.83%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$15,306	$12,834	$12,530	$10,419	$11,069
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.15%	1.15%	1.17%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.27%	1.28%	1.30%	1.31%	1.34%
Ratio of Net Investment Income to Average Net Assets	1.96%	2.14%	2.15%	2.56%	2.47%
Portfolio Turnover Rate	15%	27%	31%	88%	21%

*	Per share calculations were performed using average shares for the period.
†

Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 27 funds. The financial statements herein are those of the Hamlin High Dividend Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek high current income and long-term capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on the NASDAQ Stock Market (the “NASDAQ”), the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time, when under normal conditions, it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that traded outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include, but are not limited to: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2023, the Fund did not recognize any interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Return of Capital Estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in REITs — Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals,

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Fund’s shares.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income semi-annually. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on the ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 7 days. Such fees are retained by the Fund

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

for the benefit of the remaining shareholders and are recorded as additions to fund capital. For the year ended December 31, 2023, the Fund retained no fees.

Line of Credit — The Fund entered into an agreement, which may be renewed annually, which enables it to participate in a $50 million unsecured committed revolving line of credit on a first come, first serve basis, with U.S. Bank National Association (the “Custodian”) which expires July 29, 2024. The proceeds from the borrowings shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Fund based on its borrowings during the year at the Custodian’s current reference rate. As of December 31, 2023, there were no borrowings outstanding.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2023, the Fund was charged $892,421 for these services.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Class Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. For the year ended December 31, 2023, the Fund’s Investor Class Shares incurred $34,842 of distribution fees, an effective rate of 0.25%.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the year ended December 31, 2023, the Fund’s Investor Class Shares incurred $6,969 of shareholder servicing fees, an effective rate of 0.05%.

U.S. Bank National Association serves as Custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.) serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund is able to earn cash management credits to offset transfer agent expenses. During the year ended December 31, 2023, the Fund did not earn any cash management credits.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Hamlin Capital Management, LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional Class Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.85% of the Fund’s Institutional Class Shares’ average daily net assets until April 30, 2024. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Investor Class Shares’ total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.85% of the Fund’s Investor Class Shares’ average

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

daily net assets until April 30, 2024. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2024. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.85% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period. During the year ended December 31, 2023, the Fund did not recoup any previously waived fees.

As of December 31, 2023, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until December 31:	Amount

01/01/2021 – 12/31/2021	2024	$1,050,214

01/01/2022 – 12/31/2022	2025	1,174,490

01/01/2023 – 12/31/2023	2026	1,299,667

		$3,524,371

6.	Share Transactions:

	Year Ended December 31, 2023	Year Ended December 31, 2022

Share Transactions:
Institutional Class Shares
Issued	8,069,995	15,116,342
Reinvestment of Distributions	768,272	1,376,115
Redeemed	(6,293,125)	(6,714,760)

Net Institutional Class Shares Capital Share Transactions	2,545,142	9,777,697
Investor Class Shares
Issued	139,705	175,656
Reinvestment of Distributions	9,259	17,593
Redeemed	(115,356)	(148,358)

Net Investor Class Shares Capital Share Transactions	33,608	44,891

Net Increase in Shares Outstanding From Share Transactions	2,578,750	9,822,588

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

7.	Investment Transactions:

For the year ended December 31, 2023, the Fund made purchases of $264,680,593 and sales of $166,540,976 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, in the period that the differences arise.

The following permanent differences, primarily attributable to reclass of distributions and return of capital from investments in securities, including MLP’s and REITs, have been reclassified to/from the following accounts during the year ended December 31, 2023:

Distributable Earnings	Paid in Capital
$ 1,420	$(1,420)

The tax character of dividends and distributions paid during the years ended December 31, 2022 and December 31, 2023, was as follows:

Period	Income Distribution	Long-Term Capital Gain	Return of Capital	Total

2023	$24,306,671	$–	$1,072,841	$25,379,512
2022	21,570,325	18,188,295	979,236	40,737,856

As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$–
Post October Losses	–
Unrealized Appreciation	341,829,507
Capital Loss Carryforwards	(1,836,538)
Other Temporary Differences	(4)

Total Accumulated Earnings (Losses)	$339,992,965

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

The difference between Federal tax cost and book cost is primarily due to wash sales, partnerships and real estate investment trust.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at December 31, 2023 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

$868,727,761	$345,347,122	($3,517,615)	$341,829,507

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that a Fund will achieve its investment objective. You could lose money by investing in a Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. This price volatility is the principal risk of investing in the Fund. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Dividend Paying Stocks Risk – The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Mid-Capitalization Company Risk – The mid-capitalization companies in which the Fund may invest may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

Sector Risk – Given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to higher dividend yield sectors and industries than the broad equity market. As a result, the value of the Fund’s shares may be especially sensitive to factors and economic risks that specifically affect those sectors. The Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:

• Financial Services - Companies in the financial services sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain.

• Consumer Staples - Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies’ performance. The success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand.

• Consumer Discretionary - Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending.

• Energy - Companies in the energy sector are subject to supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies.

Value Stock Risk – The Fund pursues a value approach to investing. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or perform poorly relative to other funds.

Foreign Company Risk – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

REIT Risk – REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation.

MLP Risk – MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks.

10.	Concentration of Shareholders:

At December 31, 2023, 63% of Institutional Class Shares total shares outstanding were held by three record shareholders and 66% of Investor Class Shares total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

11.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Hamlin High Dividend Equity Fund and the Board of Trustees of The Advisors’ Inner Circle Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hamlin High Dividend Equity Fund (the “Fund”) (one of the funds constituting The Advisors’ Inner Circle Fund (“the Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting The Advisors’ Inner Circle Fund) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodians. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hamlin Capital Management investment companies since 2012.

Philadelphia, Pennsylvania

February 29, 2024

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2023 to December 31, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return
Investor Class Shares	$1,000.00	$1,063.70	1.15%	$5.98
Institutional Class Shares	1,000.00	1,065.30	0.85	4.42

Hypothetical 5% Return
Investor Class Shares	$1,000.00	$1,019.41	1.15%	$5.85
Institutional Class Shares	1,000.00	1,020.92	0.85	4.33

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES [3] [4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 27 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-HHD-FUND. The following chart lists Trustees and Officers as of December 31, 2023.

Other Directorships
Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa),
Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES[3]

Kathleen Gaffney (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
Betty L. Krikorian † (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
Monica Walker (Born: 1958)	Trustee (since 2022)	Retired. Private Investor since 2017. Co-Founder (1991- 2017), Chairman and Chief Executive Officer (2009 to 2017) and Chief Investment Officer - Equity (2007 to 2017) of Holland Capital Management, LLC (Chicago).

OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 27 funds in The Advisors’ Inner Circle Fund.
†	In accordance with the Trust’s retirement policy, Ms. Krikorian retired from the Board effective December 31, 2023, after having served on the Board since 2005.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds.

Former Directorships: Trustee of The KP Funds to 2022.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Former Directorships: Trustee of The KP Funds to 2022. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund) to 2022.

Former Directorships: Trustee of The KP Funds to 2022.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds.

None.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)	Attorney, SEI Investments, since 2017. Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)	Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

Other Directorships Held in the Past Five Years

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 14-15, 2023 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND DECEMBER 31, 2023

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a December 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2023, the Fund is designating the following items with regard to distributions paid during the year.

Return of Capital	Long-Term Capital Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short-Term Capital Gain Dividends(5)

4.41%	0.00%	95.59%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ended December 31, 2023. Complete information will be computed and reported with your 2023 Form 1099-DIV.

Hamlin High Dividend Equity Fund

PO Box 219009

Kansas City, MO 64121-9009

1-855-HHD-FUND

Adviser:

Hamlin Capital Management, LLC

640 Fifth Avenue, 11th Floor

New York, NY 10019

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave. N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

HCM-AR-001-1200

(b)   Not applicable.

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial expert is Robert Mulhall. Mr Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2023			FYE December 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$76,346	None	None	$72,710	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$115,395(3)	$10,000(2)	None	$256,295(3)
(d)	All Other Fees	None	None	$47,411(4)	None	None	$86,500(4)

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2023			FYE December 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$24,990	None	None	$24,030	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Final tax compliance services provided to McKee International Equity Portfolio.
(3)	Tax compliance services provided to service affiliates of the funds.
(4)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	FYE December 31, 2023	FYE December 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)  Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2023	FYE December 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)     Not applicable.

(g)     The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended December 31st were $162,806 and $342,795 for 2023 and 2022, respectively.

(g)     The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended December 31st were $0 and $0 for 2023 and 2022, respectively.

(h)     During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)     Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)     Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4e.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(b)    Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: March 8, 2024

By (Signature and Title)
/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer
Date: March 8, 2024